                                                                   Exhibit 3-281
--------------------------------------------------------------------------------

APPLICANT'S ACC'T NO.
                                                      80-41  1106                        Filed this 18th day of ----------------
DSCB:BCL-808 (Rev. 8.72)           --------------------------------------------------    July, 1980
                                                  (Line of numbering)                    Commonwealth of Pennsylvania
Filing Fee:$40                                                                           Department of State
AIB-7                                                   712354
                                                                                         /s/ [graphic of signature]
Articles of                                   COMMONWEALTH OF PENNSYLVANIA               Secretary of the Commonwealth
Incorporation-                                    DEPARTMENT OF STATE
Domestic Business Corporation                     CORPORATION BUREAU

                                                                                         (Box for Certification)          pjd


   In compliance with the requirements of section 204 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P.S. ss.1204), the undersigned, desiring to be incorporated as a business corporation, hereby certifies (certify) that:

1. The name of the corporation is:
   Valley Transport Ambulance Service, Inc.
  -----------------------------------------------------------------------------

2. The location and post office address of the initial registered office of the corporation in this Commonwealth is:

   935 South 25th Street, P.O. Box 1117
   ----------------------------------------------------------------------------
     (NUMBER)                                           (STREET)

     Easton                   Pennsylvania               18042
   ----------------------------------------------------------------------------
     (CITY)                                             (ZIP CODE)

3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:

   To engage in and to do any lawful act concerning any or all lawful business for which corporations may be incorporated under the Pennsylvania Business Corporation Law, Act of May 5, 1933, P. L. 364, as amended.

4. The term for which the corporation is to exist is: Perpetual

5. The aggregate number of shares which the corporation shall have authority to issue is:

   100,000 shares having no par value and an authorized capital of $100,000.00 applicable thereto.

DSCB:BCL-204 (Rev. 8.72)-2

6. The name(s) and post office address(es) of each incorporator(s) and the number and class of shares subscribed by such incorporator(s) is (are):

  NAME                ADDRESS                         NUMBER AND CLASS OF SHARES
          (including street name and number, if any)
  Gene T. DiPalma     8 Edie Lane, Easton, Pa. 18042              1

  -----------------------------------------------------------------------------

  -----------------------------------------------------------------------------

  IN TESTIMONY WHEREOF the incorporator(s) has (have) signed and sealed these Articles of Incorporation this 16th day of July, 1980


                                               By: /s/ Gene T. DiPalma
----------------------(SEAL)                   ----------------------(SEAL)

                                               ----------------------(SEAL)


INSTRUCTIONS FOR COMPLETION OF FORM:

  A. For general instructions relating to the incorporation of business corporations see 19 Pa. Code Ch. 35 (relating to business corporations generally). These instructions relate to such matters as corporate name, stated purposes, term of existence, authorized share structure and related authority of the board of directors, inclusion of names of first directors in the Articles of Incorporation, optional provisions on cumulative voting for election of directors, etc.

  B. One or more corporations or natural persons of full age may incorporate a business corporation.

  C. Optional provisions required or authorized by law may he added as Paragraphs 7, 8, 9 . . . etc.

  D. The following shall accompany this form:

      (1) Three copies of Form DSCB:BCL-206 (Registry Statement Domestic or Foreign Business Corporation).

      (2) Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of
          Name) or Form DSCB:17.3 (Consent to Use of Similar Name).

      (3) Any necessary governmental approvals.

  E. BCL ss.205 C 15 Pa. S. ss.1205) requires that the incorporators shall advertise their intention to file or the corporation shall advertise the filing of articles of incorporation. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

            [graphic omitted]

                                                                     80-41  1108
                          Commonwealth of Pennsylvania

                              Department of State

                                [graphic omitted]

                          CERTIFICATE OF INCORPORATION

                  Office of the Secretary of the Commonwealth

              To All to Whom These Presents Shall Come, Greeting:

Whereas, Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.

Whereas, The stipulations and conditions of the Law have been fully complied with by

                    VALLEY TRANSPORT AMBULANCE SERVICE, INC.

Therefore, Know Ye, That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen hereinbefore specified.

   Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

                     Given under my Hand and the Great Seal of the Commonwealth,
 [graphic omitted]             at the City of Harrisburg, this 18th day
                               of July in the year of our
                               Lord one thousand nine hundred and eighty and of the Commonwealth the two hundred fifth

                               /s/ [graphic of signature]
                               ------------------------------------------------
                                      Secretary of the Commonwealth

WILLIAM G MALKAMES ESQ
609 LINDEN ST
o

9650-o

Microfilm Number               Filed with the Department of State on AUG 03 1998

Entity Number 9712354                   /s/ [graphic of signature]
                                        ---------------------------------------
                                            Secretary of the Commonwealth


                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                    DSCB:15-1507/4144/5507/6144/8506 (Rev 90)


Indicate type of entity (check one):

|X|  Domestic Business Corporation (15 Pa.C.S. ss. 1507)  |_| Foreign Nonprofit Corporation (15 Pa.C.S. ss. 6144)

|_|  Foreign Business Corporation (15 Pa.C.S. ss. 4144)   |_| Domestic Limited Corporation (15 Pa.C.S. ss. 8506)

|_|  Domestic Nonprofit Corporation (15 Pa.C.S. ss. 5507)


  In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is: Valley Transport Ambulance Service, Inc.

     --------------------------------------------------------------------------

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to confirm to the records of the Department):

         1635 Market Street, Philadelphia, PA 19103          Philadelphia
     (a) ----------------------------------------------------------------------
         Number and Street       City       State         Zip           County

               CT Corporation System
     (b)  c/o: ----------------------------------------------------------------
               Name of Commercial Registered Office Provider            County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.   (Complete part (a) or (b)):

     (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

          101 East State Street, Kennett Square, PA 19348           Chester
     --------------------------------------------------------------------------
     Number and Street           City        State      Zip          County

     (b) The registered office of the corporation or limited partnership shall be provided by:


          c/o: ----------------------------------------------------------------
               Name of Commercial Registered Office Provider          County

          For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.


(PA. - 429 - 10/1/92)              AUG - 3 98
                                PA Dept. of State

9858-o

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

   IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 28th day of July, 1998.

                        Valley Transport Ambulance Service, Inc.
         -----------------------------------------------------------------------
                         Name of Corporation/Limited Partnership

             /s/ [graphic of signature]
         BY: -------------------------------------------------------------------
                                       (Signature)

                Vice President Office of the Chairman and Corporate Secretary
         TITLE: ----------------------------------------------------------------